UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7235
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2024

Date of reporting period:  February 29, 2024

Item 1. Reports to Stockholders.

(a)

Pzena Funds
Annual Report
FEBRUARY 29, 2024

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Small Cap Value Fund	6
Pzena International Small Cap Value Fund	8
Pzena International Value Fund	10

Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13

Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17

Pzena Small Cap Value Fund
Portfolio Allocation	18
Schedule of Investments	19

Pzena International Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22
Portfolio Diversification	24

Pzena International Value Fund
Portfolio Allocation	25
Schedule of Investments	26
Portfolio Diversification	28

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Small Cap Value Fund	36
Pzena International Small Cap Value Fund	37
Pzena International Value Fund	38

Financial Highlights
Pzena Mid Cap Value Fund	39
Pzena Emerging Markets Value Fund	41
Pzena Small Cap Value Fund	43
Pzena International Small Cap Value Fund	45
Pzena International Value Fund	47

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	59

Expense Example	60

Information about Trustees and Officers	62

Approval of Investment Advisory Agreement	65

Notice to Shareholders	68

Liquidity Risk Management Program	69

Privacy Notice	70

Dear Shareholder:

Markets moved higher towards the end of 2022 and into 2023. Strong economic data, tentative signs of easing inflationary pressures, an improving energy outlook in Europe, and China’s exit from its zero-COVID regime bolstered investor sentiment.

After the U.S. regional banking turmoil in March, investors began to anticipate a more benign interest rate environment, and rushed out of financials and into growth stocks, which also surged amid artificial intelligence (AI) enthusiasm. A continuation of strong economic data in the U.S. perpetuated the rally in domestic markets, which shifted into overdrive, as mega-cap growth stocks powered forward due to extreme AI hype.

Investors’ moods soured in the third quarter on recession and rate concerns, only to abruptly reverse course in the last few weeks of the year, as signs of easing inflation and a potential end to the rate hike cycle boosted confidence in a soft landing. Meanwhile, Chinese equities declined throughout 2023 due to a tepid post-lockdown rebound in consumer spending, soft exports, and manufacturing data – partially stemming from weakness in Europe – as well as the nation’s well-documented property malaise, all of which contributed to Chinese equities posting a double-digit percentage decline, the MSCI China Index was down -14.12% during the 12-months ended February 29th, 2024.

Against this backdrop, value stocks were up during the 12-months ended February 29th, 2024, but growth stocks led value in most markets throughout the period.

2023 was certainly a strong year for equities across most styles, market caps, and geographies. However, when we look at the bellwether large-cap U.S. and global indices, most of the gains were attributed to the performance of a handful of mega-cap glamour names, including the Magnificent Seven: Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla. In fact, the market’s (Russell 1000 Index) 26.53% rally in 2023 was particularly narrow. Remarkably, 62% of the market’s performance came from just 10 stocks, versus a 42% historic average contribution from the top 10 contributors. Furthermore, slightly more than half of the returns of the top 10 index contributors were generated by multiple expansion historically; in 2023, it was over 70%. It’s important to remember that extreme multiple expansion has never been a reliable and sustainable contributor to long-term performance, accounting for less than 10% of historical market gains.

With our extensive history as disciplined, patient value investors, we are once again comfortable eschewing the mega-cap growth darlings due to their frothy valuations. Instead, we have found good companies among the cheapest quintile, which have delivered significantly better returns over the long term and are trading at a slight discount to their long-term average price-to-earnings ratio. Less cheap stocks are trading at a slight premium, while the median quintile is trading at a 20+% premium.

Please take a few minutes to read the fund commentaries on the following pages, where our portfolio management teams review investment decisions and current positioning, providing insight into recent performance.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

The Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 93% of the total market capitalization of that index. The index cannot be invested in directly.

The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 704 constituents, the index covers about 85% of this China equity universe.  The index cannot be invested in directly.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Value Fund
Commentary
February 2024

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2024.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	9.64%	11.57%	10.95%	9.96%	12.20%	8.86%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	9.73%	11.77%	11.37%	10.39%	12.63%	9.22%
Russell Midcap® Value Index	10.92%	9.49%	10.87%	6.80%	8.94%	8.09%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZIMX Expense Ratio: Gross: 0.98%, Net: 0.90%*
PZVMX Expense Ratio: Gross: 1.33%, Net: 1.25%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least 6/28/2024. Therefore, the effective fee to investors will be reduced versus the actual fee for the Fund.

After a strong start to the year, uncertainty around the failure of Silicon Valley Bank (SVB) led to a pullback in the market and a flight to the perceived safety of tech stocks in March. During the second quarter, a continuation of strong economic data in the U.S. perpetuated the rally in domestic markets, which went into overdrive as mega-cap growth stocks powered forward amid extreme AI hype.

In the latter half of 2023, equity markets vacillated as the focus was on the path of interest rates, inflation, and the likelihood of a domestic recession. Ultimately, markets were markedly higher for the year, as investor sentiment grew positive at the end of the year, with markets expecting rate cuts and a soft landing for the U.S. economy in 2024.

Amidst this backdrop, the Fund rose alongside the Russell Midcap Value Index during the 12 months ended February 29, 2024, and U.S. value stocks generally posted strong returns for the period.

Industrials and consumer discretionary were the two main contributing sectors. Gap Inc., owner of Old Navy, Athleta,

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2024

Banana Republic, and Gap, rose markedly on a string of strong earnings reports. Additionally, Old Navy comparable sales turned positive for the first time in over two years, while margins expanded on lower commodity costs and less promotional activity. Shares of PVH, owner of Tommy Hilfiger and Calvin Klein, were strong during the period. The company demonstrated tangible progress on its self-help plan, as evidenced by strong margin performance in North America – historically its most challenging region. Door and window manufacturer JELD-WEN was up, as margins came in ahead of expectations – a reflection of self-help initiatives bearing fruit.

Only consumer discretionary and information technology holdings detracted as a group from absolute performance. Consumer products company Newell Brands was the largest individual detractor, with shares falling on weaker results, which led to reduced guidance and a dividend cut. More specifically, the company has been suffering from foreign exchange headwinds, elevated inflation, and inventory destocking at its end customers. We anticipate continued cost cutting and brand rationalization to bolster margins as Newell’s end markets come back into balance. Financial services holding KeyCorp was one of the largest detractors given the broad-based decline of financials in March 2023. Although we did not own any of the failed banks, fear of contagion impacted our investments in financials broadly – specifically in regional banks. We viewed KeyCorp as different than its failed peers, with its smaller securities portfolio, broader lending base, and more than half of its deposits Federal Deposit Insurance Corporation (FDIC) insured and well-diversified. However, to further diversify our risk, we trimmed the position and reallocated the proceeds into Comerica, a U.S. commercial bank. Oil servicer NOV gave up some ground on moderating oil prices and concerns over economic growth during the year.

Among the new positions added to the Fund were Baxter (BAX), a global medical products company, hospital group Universal Health Services, and Acuity Brands, a supplier of lighting fixtures. BAX has seen an outsized impact from higher commodity prices and supply chain disruptions, given the nature of the products it manufactures. We believe that the margin pressure should abate as inflation normalizes and the company is able to exert its pricing power when it renegotiates major contracts starting in 2024. Universal Health Services is the owner and operator of inpatient behavioral health facilities in the U.S. The company’s margins have suffered from rising costs due to post-COVID labor shortages and increased physician group subsidies from the No Surprises Act. We expect margin headwinds to improve as reimbursement rates reset to reflect the labor cost inflation. Acuity stock has underperformed, as lighting shipments have been challenged due to chip shortages, while management’s outlook dimmed on weak nonresidential construction spending data. We believe the company is well-positioned for the easing of supply tightness and the recovery of demand.

We exited a number of positions during the period, including aerial work platform manufacturer Terex, and footwear company Skechers, both on valuation.

Despite the year’s solid performance, valuations remain attractive in the Fund, which is most exposed to the financials and consumer discretionary sectors.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2024

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2024.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	3.50%	3.33%	15.92%	3.96%	5.76%	3.97%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	3.56%	3.56%	16.32%	4.32%	6.12%	4.30%
MSCI Emerging Markets Index	3.80%	4.93%	8.73%	-6.30%	1.89%	2.72%
MSCI Emerging Markets Value Index	5.65%	7.23%	12.90%	-1.08%	1.90%	2.06%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZIEX Expense Ratio: Gross: 1.16%, Net: 1.09%, Net (ex-Acquired Fund Fees and Expenses): 1.08%*
PZVEX Expense Ratio: Gross: 1.51%, Net: 1.44%, Net (ex-Acquired Fund Fees and Expenses): 1.43%*

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least 6/28/2024. Therefore, the effective fee to investors will be reduced versus the actual fee for the Fund. The Net (ex-Acquired Fund Fees and Expenses) expense ratio listed above reflects the effective reduced net fee ratio through at least 6/28/2024.

After moving higher at the beginning of 2023 on the back of China’s reopening, emerging markets spent much of the trailing 12 months moving up and down and, ultimately, ended the period higher. Emerging markets were largely unscathed by the banking turmoil which reverberated through equity markets in the U.S. and Europe in March. Chinese equities declined throughout 2023 due to a tepid post-lockdown rebound in consumer spending, soft exports, and manufacturing data – partially stemming from weakness in Europe – as well as the nation’s well-documented property malaise, all of which contributed to China posting a double digit-percentage decline during the period, the MSCI China Index was down -14.12%. While concerns over the Chinese economy are certainly at the forefront of investors’ minds, many other emerging markets, across Asia, Latin America, and Eastern Europe, posted strong returns. In this environment, value stocks have managed to outperform their growth peers.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2024

The Pzena Emerging Markets Value Fund rose and outperformed the MSCI Emerging Markets Index significantly for the 12-month period ended February 29, 2024. The largest contributing sectors were information technology, financials, and health care while real estate, communication services, and materials were the only sectors to detract from performance. By country, Taiwan, Korea, and Brazil were the largest contributors, while China, South Africa, and Hong Kong detracted the most.

Among individual names, Shriram Finance, Aurobindo Pharma, and Lite-On Technology were the strongest Fund performers.

Shares in Indian non-bank financial company Shriram Finance re-rated after the closure of a merger and the lifting of an overhang from two selling private equity shareholders. Indian generic drug manufacturer Aurobindo was higher after posting a strong earnings report and continued growth in its U.S. oral solids business. Taiwanese electronics maker Lite-On rose along with the wider tech sector on AI enthusiasm.

The Fund’s largest detractors were China Overseas Land & Investment, Sasol, and Alibaba Group.

Shares of China Overseas Land & Investment, the large partially state-owned homebuilder, declined on continued Chinese macro weakness and tepid home sales. South African energy and chemical company Sasol’s shares declined as oil prices moderated during the period, and the company managed through coal quality issues in their mining operations. Chinese tech giant Alibaba recently reported earnings that beat expectations. However, shares have been weak on macro sentiment and the cancelation of the anticipated spinoff of its cloud business due to the impact of the U.S. chip ban.

We added a number of names to the portfolio, including Haier Smart Home, China Merchants Bank, and WH Group. Haier Smart Home is one of the big 3 home appliance manufacturers in China with leading positions in air conditioners, washing machines and refrigerators. While there are concerns around the property market in China, demand for Haier is primarily driven by appliance replacement and should therefore be more stable; the company is also set-up well to take share in North America after acquiring and turning around the GE brand. China Merchants Bank is a retail bank in China with a solid deposit franchise due to its strong wealth management and asset management businesses. Shares were cheap given weaker Chinese macro depressing loan demand. WH Group is the world’s largest pork company with leading market share in both China and the U.S. The pork industry is experiencing its worst year ever due to industry overcapacity and while it may take a few years, we anticipate WH Group’s Packaged Meats segment will sustain strong performance, particularly in China where WH Group is larger than its next ten competitors combined.

We exited several positions during the year, including recent outperformer Lite-On, along with Elite Material, a Taiwanese producer of copper clad laminate (CCL), as both rose rapidly on AI-driven enthusiasm. We also sold out of Korean metals company POSCO, on recent strength.

Recessionary fears, concerns over interest rates and inflation, and dispersion among countries and sectors all continue to create attractive investment opportunities for the Fund. We have found cheap company valuations when assessed against fundamentals and are excited by the opportunity set in emerging markets.

Our largest exposures are in financials and information technology. Asia constitutes the bulk of our portfolio with the largest weights in China and South Korea. We have a relative overweight to Brazil and China and a relative underweight to India.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index cannot be invested in directly.

Pzena Small Cap Value Fund
Commentary
February 2024

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2024.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	12.07%	11.99%	13.38%	9.88%	10.03%	9.07%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	12.10%	12.10%	13.74%	10.16%	10.30%	9.37%
Russell 2000® Value Index	10.85%	7.70%	5.61%	2.49%	6.62%	8.27%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZISX Expense Ratio: Gross: 1.18%, Net: 1.00%*
PZVSX Expense Ratio: Gross: 1.53%, Net: 1.35%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least 6/28/2024. Therefore, the effective fee to investors will be reduced versus the actual fee for the Fund.

Small cap equities declined at the beginning of the period, as concerns over regional banks, and consequently broader economic fears, weighed on markets. Small caps continued their decline until June, when the cohort rebounded on continued strong U.S. economic data along with moderating inflation. In the latter half of the year, equity markets vacillated as the focus was on the path of interest rates, inflation, and the likelihood of a domestic recession. Ultimately, markets rose over the year, as investor sentiment grew positive at the end of 2023, with markets expecting rate cuts and a soft landing for the U.S. economy in 2024.

Large caps outperformed small caps and growth outperformed value during the period. Against this backdrop, the Fund rose significantly during the 12 months ended February 29, 2024, and handily outperformed the value benchmark.

Industrials and information technology holdings contributed to absolute performance and outperformance of the benchmark, while consumer discretionary holdings were also strong on an absolute basis. Financials, energy, and health care weighed on the Fund’s performance.

Individually, the Fund’s largest contributors were Steelcase, Celestica, and American Woodmark. Office furniture manufacturer

Pzena Small Cap Value Fund
Commentary (Continued)
February 2024

Steelcase was the top contributor as margins expanded despite end demand remaining weak. The office furniture market has consolidated, and the industry leaders have been responsible in increasing prices to offset cost inflation. Outsourced electronics manufacturer Celestica reported strong earnings during the period. Additionally, the company provided further disclosure which sheds light on the size of its AI-driven business. While not a high percentage of the company’s sales, this AI exposure drove the stock higher and created an opportunity for us to exit the position on strength. American Woodmark, the cabinetry manufacturer and distributor, reported strong earnings and guidance which was better than expected as the company manages through de-stocking by retailers. The company benefited from better mix and productivity improvements.

The largest detractors from Fund performance were TrueBlue, TriMas, and Univest Financial Corporation. Shares of staffing company TrueBlue fell after the company reported disappointing results and cut guidance. Revenue and earnings were weaker than expected given the slowdown in demand for U.S. industrial staffing. We continue to like the company’s strong balance sheet and flexible cost structure and believe the stock price overly discounts cyclical earnings pressures. Packaging, aerospace component, and specialty product manufacturer TriMas reported weaker than expected 2Q23 results. Continued softness in the Packaging segment more than offset strong growth in the other two businesses. Destocking at retailers has caused declining demand at consumer goods companies so these companies are reducing their inventory of packaging components, especially as lead times improve. Shares of Pennsylvania bank Univest Financial declined amid concerns over regional bank stability early in the period.

Two positions that were added to the Fund during the past year were Resideo Technologies and Korn Ferry. Resideo Technologies is a manufacturer and distributor of thermal, water, security, and energy products for residential end markets. After having spun out from Honeywell in 2018, Resideo remains a leading manufacturer of thermostats, along with other products, and has deep relationships with the contractors who control much of the market. Korn Ferry is an executive search firm with a strong consulting business. The company uses its strong C-suite and board relationships to cross-sell services and maintain tight relationships with companies. The stock has traded down on concerns that parts of the business were performing above-trend, but the company has a strong net-cash balance sheet to work through any weakness, and the stock more than discounts these concerns, in our view.

We exited Terex, a manufacturer of aerial work platforms, and outsourced electronics manufacturer Celestica, both on recent strength.

Overall positioning remains focused on holdings of strong businesses with healthy balance sheets that are executing on their individual business strategies to deliver value to their shareholders. The Fund remains positioned toward more economically sensitive and cyclical names, as valuations remain quite attractive.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
February 2024

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2024.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year	Years	Years	(7/2/2018)
Pzena International Small Cap Value Fund –
Investor Class (PZVIX)	3.86%	4.72%	7.87%	8.43%	6.58%	4.35%
Pzena International Small Cap Value Fund –
Institutional Class (PZIIX)	3.89%	4.83%	8.18%	8.74%	6.87%	4.63%
MSCI World ex-USA Small Cap Index	5.63%	4.17%	5.72%	-1.53%	4.54%	2.81%
MSCI World ex-USA Small Cap Value Index	4.77%	4.40%	6.21%	1.65%	4.64%	3.08%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZIIX Expense Ratio: Gross: 2.52%, Net: 1.18%, Net (ex-Acquired Fund Fees and Expenses): 1.17%*
PZVIX Expense Ratio: Gross: 2.87%, Net: 1.53%, Net (ex-Acquired Fund Fees and Expenses): 1.52%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least 6/28/2024. Therefore, the effective fee to investors will be reduced versus the actual fee for the Fund. The Net (ex-Acquired Fund Fees and Expenses) expense ratio listed above reflects the effective reduced net fee ratio through at least 6/28/2024.

Equity markets outside the U.S. were up, as Europe continued its recovery from 2022’s extreme recession scenario that did not materialize. International small cap stocks surged at the end of 2023, as global inflation fears abated. The Pzena International Small Cap Value Fund rose significantly and outperformed the MSCI World ex U.S.A. Small Cap Index during the 12 months ended February 29, 2024, as expectations for a global recession in 2024 reversed and leading economic indicators improved in Europe.

The Fund’s financials, industrials, and information technology holdings contributed most to performance. The top individual performers in the period were Sabre Insurance Group, Elite

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2024

Material, and BPER Banca. UK specialty auto insurer Sabre Insurance Group led the gains as the turnaround in the UK motor market continued apace, with further evidence of policy pricing catching up to historic claims inflation. Elite Material, the Taiwanese producer of copper clad laminate (CCL) which is used in the manufacture of circuit boards, rose along with the wider tech sector on AI enthusiasm. The company also reported a strong earnings beat driven mainly by AI server CCLs. These CCLs generate a much higher gross margin than traditional server CCLs. Italian lender BPER Banca was higher on rate increases during the year, and robust net interest margin forecasts.

On the other side of the ledger, consumer staples was the only sector to detract from performance. The largest detractors from the Fund’s performance in the period were ams-OSRAM, Origin Enterprises, and Duerr AG. German sensor and light manufacturer ams-OSRAM cut guidance after cancelling a major microLED project after a large prospective customer withdrawal. The project involved a large amount of capital expenditure, but was also a significant potential future growth driver for the company. We are evaluating the implications of the project cancellation before deciding what to do with the position. Irish agriculture services business Origin Enterprises was negatively impacted by unfavorable weather in the UK and Ireland. Duerr, industrial equipment and engineering & construction company primarily serving auto manufacturers with painting, assembly, and inspection systems, and wood product fabricators, declined as margins within the auto segment declined. One-time employee inflation payments impacted margins, as did startup costs for new projects.

New positions included Ibstock Plc, and Signify NV. Ibstock is one of three companies that control the UK brick market. The controversy is linked to deteriorating housing market fundamentals, pulling housing starts down dramatically in a country that remains structurally undersupplied. We added Signify, a global lighting solutions provider, on weakness stemming from a slowdown in construction activity. We believe Signify’s acquisition of Cooper Lighting should materially enhance its competitive position in North America while realizing cost synergies.

Among the positions exited this year were Korean tire producer Hankook, and Korean insurer DB Insurance, both on recent strength.

The Fund remains a collection of idiosyncratic investment opportunities trading at what we believe are extremely large discounts to intrinsic value. While macroeconomic expectations may be changing, we believe that the Fund’s holdings are mostly a function of company-specific factors and not broad market forces.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-U.S.A. Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The index cannot be invested in directly.

Pzena International Value Fund
Commentary
February 2024

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2024.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year	(6/28/2021)
Pzena International Value Fund – Investor Class (PZVNX)	3.02%	-0.17%	5.41%	0.79%
Pzena International Value Fund – Institutional Class (PZINX)	3.14%	-0.05%	5.75%	1.04%
MSCI EAFE Index	7.86%	9.23%	14.41%	1.78%
MSCI EAFE Value Index	5.00%	7.42%	12.12%	4.08%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZINX Expense Ratio: Gross: 1.49%, Net: 0.75%, Net (ex-Acquired Fund Fees and Expenses): 0.74%*
PZVNX Expense Ratio: Gross: 1.84%, Net: 1.10%, Net (ex-Acquired Fund Fees and Expenses): 1.09%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2023.

*
Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least 6/28/2024. Therefore, the effective fee to investors will be reduced versus the actual fee for the Fund. The Net (ex-Acquired Fund Fees and Expenses) expense ratio listed above reflects the effective reduced net fee ratio through at least 6/28/2024.

Markets moved higher in the first quarter of 2023, following a powerful recovery in the fourth quarter of 2022, as investors reacted positively to tentative signs of easing inflationary pressures, an improving energy outlook in Europe, and China’s exit from the zero-COVID regime. After the banking turmoil in March, investors began to anticipate a more benign interest rate environment and rushed out of financials and into growth stocks. In the aftermath, equity markets outside the U.S. vacillated, as Europe continued its recovery from the high energy costs experienced in 2022 but weaker economic data persisted. More recently, markets rose as investors considered falling inflation indicators and the potential for interest rates to decline sooner than previously expected. Ultimately, equities rose markedly during the period. Against this backdrop, value stocks slightly outperformed growth stocks over the trailing 12 months.

The Fund rose during the period but lagged the MSCI EAFE Value Index and MSCI EAFE Index. Health care, real estate,

Pzena International Value Fund
Commentary (Continued)
February 2024

and communication services names detracted while holdings in industrials, financials, and consumer discretionary added most to performance.

German pharmaceutical and crop science company Bayer AG fell as a result of losing a number of glyphosate lawsuits. We believe these negative developments are more than priced into the stock and that Bayer has conservatively provisioned for potential glyphosate litigation payouts. Shares of Macau casino operator Galaxy Entertainment gave up some ground amid concerns over Chinese macroeconomic weakness, having previously surged as Macau fully reopened for tourism. Swiss private bank Julius Baer declined after booking provisions related to its loan book exposure to troubled real estate group Signa.

German commercial truck manufacturer Daimler Truck rose towards the end of the period along with other cyclical stocks on improving interest rate cut expectations and their strong truck orders. German chemical producer Covestro was strong on news of a potential acquisition. Swiss wealth manager and lender UBS Group rose because of further clarity surrounding the Credit Suisse integration along with a solid earnings report. UBS voluntarily terminated the loss protection agreement and liquidity backstop it had with the Swiss government, signaling confidence in the health of the Credit Suisse assets.

During the year, we initiated several positions, including Teleperformance, Medtronic and Olympus Corp. Teleperformance is a leading outsourced customer experience provider based in Europe. The market is worried about normalization of the COVID benefit and the emergence of generative AI. We believe that the normalization of COVID-driven volumes is largely complete, and the market is overestimating the threat of AI to an already complex customer experience landscape. Medtronic is the largest standalone medical devices company in the world with leading positions across several high barriers-to-entry categories. COVID-related supply chain issues and missteps in its diabetes franchise have weighed down shares. Olympus is the largest manufacturer of gastrointestinal scopes in the world in a relatively consolidated market. The company needs to address FDA warning letters regarding its testing and documentation deficiencies and presents a significant cost reduction opportunity.

We exited a number of positions – among them were online travel agency Trip.com, advertising agency Publicis, and Samsung Electronics, all on valuation.

The Fund is still exposed to businesses in recovery mode, albeit now less tilted toward energy. We remain overweight in financials and consumer discretionary, overweight in Europe and the UK, and underweight in Japan and Australia. Though the Fund remains heavily exposed to the more cyclical end of the market, the diversity of exposure by sector is at the high end compared to the last few years.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index. The index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 29, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 99.0%

Basic Materials – 7.0%
Dow, Inc.	108,414	$6,058,175
Olin Corp.	78,294	4,212,217
		10,270,392

Consumer Discretionary – 19.0%
Advance Auto Parts, Inc.	47,816	3,229,493
Dollar General Corp.	26,968	3,918,720
Gap, Inc.	131,195	2,484,833
Gildan Activewear, Inc.	92,471	3,220,765
Lear Corp.	38,836	5,334,125
Magna International, Inc.	70,178	3,868,211
Newell Brands, Inc.	266,306	1,997,295
PVH Corp.	28,968	3,959,056
		28,012,498

Consumer Staples – 2.6%
Tyson Foods, Inc. – Class A	69,462	3,767,619

Energy – 1.7%
NOV, Inc.	146,001	2,467,417

Financials – 25.5% (a)
Axis Capital Holdings, Ltd.	44,448	2,781,111
CNO Financial Group, Inc.	163,645	4,367,685
Comerica, Inc.	27,060	1,336,223
Corebridge Financial, Inc.	100,893	2,505,173
Equitable Holdings, Inc.	125,021	4,280,719
Fidelity National Financial, Inc.	59,978	3,033,687
Fifth Third Bancorp	99,320	3,410,649
Globe Life, Inc.	27,233	3,456,685
Invesco, Ltd.	95,290	1,468,419
KeyCorp	130,835	1,867,016
MetLife, Inc.	31,649	2,207,201
Reinsurance Group of America, Inc.	20,456	3,617,644
Voya Financial, Inc.	47,312	3,234,248
		37,566,460

Health Care – 12.0%
Baxter International, Inc.	144,363	5,907,334
Fresenius Medical
Care AG & Co. KGaA – ADR	178,797	3,434,690
Henry Schein, Inc. (b)	47,888	3,661,995
Universal Health Services, Inc. – Class B	27,781	4,641,094
		17,645,113

Industrials – 14.3%
Acuity Brands, Inc.	22,378	5,622,249
Axalta Coating Systems, Ltd. (b)	83,054	2,718,357
Capital One Financial Corp.	22,624	3,113,289
Global Payments, Inc.	25,146	3,261,436
JELD-WEN Holding, Inc. (b)	199,405	3,629,171
Mohawk Industries, Inc. (b)	22,587	2,679,270
		21,023,772

Technology – 14.5%
Avnet, Inc.	78,704	3,666,819
Cognizant Technology Solutions
Corp. – Class A	46,993	3,713,387
Concentrix Corp.	32,707	2,369,622
Leidos Holdings, Inc.	13,155	1,681,998
Skyworks Solutions, Inc.	25,428	2,667,906
SS&C Technologies Holdings, Inc.	68,168	4,346,392
TE Connectivity, Ltd.	19,843	2,848,661
		21,294,785

Utilities – 2.4%
Edison International	51,193	3,482,148
Total Common Stocks
(Cost $121,040,220)		145,530,204

SHORT-TERM INVESTMENT – 0.0%

Money Market Fund – 0.0%
Fidelity Institutional
Government Portfolio –
Institutional Class, 5.20% (c)	476	476
Total Short-Term Investment
(Cost $476)		476
Total Investments – 99.0%
(Cost $121,040,696)		145,530,680
Other Assets in
Excess of Liabilities – 1.0%		1,495,307
Total Net Assets – 100.00%		$147,025,987

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AG	Aktiengesellschaft
KGaA	Kommanditgesellschaft Auf Aktien
(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 29, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 88.7%

Brazil – 7.9%
Ambev S.A.	17,385,000	$44,169,811
Banco do Brasil S.A.	2,566,300	29,926,658
Natura & Co. Holding S.A. (a)	4,483,300	14,664,452
Neoenergia S.A.	3,659,350	15,966,547
Vale S.A.	1,708,900	23,049,576
		127,777,044

China – 23.8%
Alibaba Group Holding, Ltd.	4,995,000	46,508,142
Baidu, Inc. – Class A (a)	1,211,650	15,405,806
Baidu, Inc. – Class A, ADR (a)	134,228	13,601,323
Beijing Oriental Yuhong Waterproof
Technology Co., Ltd. – Class A	5,874,966	14,104,982
Brilliance China Automotive
Holdings, Ltd.	12,636,000	7,343,228
China Merchants
Bank Co., Ltd. – H Shares	6,940,000	27,079,252
China Overseas Land &
Investment, Ltd.	26,925,118	40,029,168
CIMC Enric Holdings, Ltd.	11,310,000	9,129,472
GF Securities Co., Ltd. – H Shares	15,409,400	16,610,938
Haier Smart
Home Co., Ltd. – H Shares	12,370,600	37,761,969
Lenovo Group, Ltd.	11,068,000	12,256,154
Ping An Insurance Group Co. of
China, Ltd. – A Shares	625,800	3,732,224
Ping An Insurance Group Co. of
China, Ltd. – H Shares	3,981,000	17,847,002
Tencent Holdings, Ltd.	800,100	28,327,188
Trip.com Group, Ltd. – ADR (a)	596,019	26,504,965
Weichai Power Co., Ltd. – H Shares	21,396,000	42,084,220
Zhejiang Longsheng
Group Co., Ltd. – A Shares	18,744,605	22,306,165
ZTO Express Cayman, Inc. – ADR	252,960	4,854,302
		385,486,500

Hong Kong – 7.4%
Galaxy Entertainment Group, Ltd.	5,208,000	28,436,299
Man Wah Holdings, Ltd.	26,254,245	17,068,026
Pacific Basin Shipping, Ltd.	116,037,000	33,938,914
WH Group, Ltd.	53,486,700	32,244,361
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	8,147,084
		119,834,684

Hungary – 1.9%
OTP Bank PLC	642,186	30,789,811

India – 5.8%
Aurobindo Pharma, Ltd.	1,093,712	13,561,218
Glenmark Pharmaceuticals, Ltd.	649,925	7,251,240
HDFC Bank, Ltd.	1,710,161	28,945,351
ICICI Bank, Ltd.	270,321	3,430,350
Shriram Finance, Ltd.	1,371,222	40,328,186
		93,516,345

Indonesia – 1.8%
Bank Rakyat Indonesia Persero Tbk	75,877,000	29,573,441

Peru – 2.0%
Credicorp, Ltd.	191,362	32,699,939

Republic of Korea – 12.5%
DB Insurance Co., Ltd.	451,126	33,471,950
Hankook Tire & Technology Co., Ltd.	1,155,837	47,045,934
Hyundai Mobis Co., Ltd.	83,805	15,261,875
KB Financial Group, Inc.	345,550	16,478,240
Samsung Electronics Co., Ltd.	975,412	53,766,327
Shinhan Financial Group Co., Ltd.	692,900	22,661,306
WONIK IPS Co., Ltd.	609,114	15,003,709
		203,689,341

Romania – 0.5%
Banca Transilvania S.A.	1,422,694	8,044,024

Russian Federation – 0.0%
Sberbank of Russia
PJSC – ADR (a)(b)	408,511	4,085

Singapore – 1.8%
Wilmar International, Ltd.	11,731,900	28,947,202

South Africa – 1.6%
Sasol, Ltd.	3,451,936	26,047,899

Taiwan – 9.0%
Compal Electronics, Inc.	8,441,161	9,747,145
Hon Hai Precision Industry Co., Ltd.	16,304,132	53,127,243
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,632,000	57,453,614
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	22,033	2,834,986
United Integrated Services Co., Ltd.	2,454,000	22,785,840
		145,948,828

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 88.6% (Continued)

Thailand – 4.6%
Bangkok Bank Public Co., Ltd.	5,942,700	$23,528,883
Bangkok Bank
Public Co., Ltd. – NVDR	1,690,200	6,739,122
Indorama Ventures PCL – NVDR	22,325,900	14,504,209
SCB X PCL – NVDR	9,438,800	30,594,187
		75,366,401

Turkey – 0.9%
Akbank T.A.S.	11,686,689	15,559,052

United Arab Emirates – 1.6%
Abu Dhabi Commercial Bank PJSC	11,089,806	25,875,560

United Kingdom – 1.0%
Standard Chartered PLC	1,887,322	15,904,774

United States – 2.7%
Cognizant Technology
Solutions Corp. – Class A	486,536	38,446,075
Flex, Ltd. (a)	198,130	5,577,359
		44,023,434

Vietnam – 1.9%
Vietnam Dairy Products JSC	10,363,300	30,270,085
Total Common Stocks
(Cost $1,361,791,880)		1,439,358,449

PREFERRED STOCKS – 4.3%

Brazil – 4.3%
Cia Energetica de
Minas Gerais, 10.88%	13,263,310	31,830,236
Itau Unibanco Holding S.A., 6.84%	2,406,043	16,412,649
Petroleo Brasileiro S.A., 7.85%	2,683,200	21,622,778
Total Preferred Stocks
(Cost $52,536,735)		69,865,663

SHORT-TERM INVESTMENT – 3.8%

Money Market Fund – 3.8%
Fidelity Institutional
Government Portfolio –
Institutional Class, 5.20% (c)	61,456,925	61,456,925
Total Short-Term Investment
(Cost $61,456,925)		61,456,925
Total Investments – 96.8%
(Cost $1,475,785,540)		1,570,681,037
Other Assets in
Excess of Liabilities – 3.2%		51,387,263
Total Net Assets – 100.00%		$1,622,068,300

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
T.A.S.	Turk Anonim Şirketi
(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $4,085 or 0.0% of net assets as of February 29, 2024.

(c)	The rate shown represents the 7-day annualized yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 29, 2024

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$57,334,317	3.5%
Consumer Discretionary	234,077,522	14.4%
Consumer Staples	150,295,911	9.3%
Financials	459,824,335	28.3%
Health Care	20,812,458	1.3%
Industrials	112,792,748	6.9%
Information Technology	248,212,612	15.3%
Materials	100,012,831	6.2%
Real Estate	40,029,168	2.5%
Utilities	15,966,547	1.0%
Total Common Stocks	1,439,358,449	88.7%

PREFERRED STOCKS
Energy	21,622,778	1.3%
Financials	16,412,649	1.0%
Utilities	31,830,236	2.0%
Total Preferred Stocks	69,865,663	4.3%
Short-Term Investment	61,456,925	3.8%
Total Investments	1,570,681,037	96.8%
Other Assets in
Excess of Liabilities	51,387,263	3.2%
Total Net Assets	$1,622,068,300	100.0%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 29, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 96.4%

Basic Materials – 7.2%
Koppers Holdings, Inc.	12,243	$693,199
Olin Corp.	29,778	1,602,056
Orion S.A.	58,566	1,320,078
		3,615,333

Consumer Discretionary – 19.4%
Adient PLC (a)	36,711	1,245,971
Advance Auto Parts, Inc.	12,125	818,922
Dana, Inc.	73,035	912,937
Gap, Inc.	45,770	866,884
Genesco, Inc. (a)	14,584	465,521
Hooker Furnishings Corp.	23,915	586,157
Interface, Inc.	70,280	1,104,801
Newell Brands, Inc.	86,731	650,483
PVH Corp.	9,671	1,321,736
Steelcase, Inc. – Class A	122,328	1,680,787
		9,654,199

Consumer Staples – 5.9%
Spectrum Brands Holdings, Inc.	13,241	1,064,841
Universal Corp.	22,839	1,096,500
USANA Health Sciences, Inc. (a)	16,607	801,454
		2,962,795

Energy – 5.7%
MRC Global, Inc. (a)	157,449	1,815,387
NOV, Inc.	61,483	1,039,063
		2,854,450

Financials – 20.4%
Associated Banc-Corp.	57,537	1,199,071
Axis Capital Holdings, Ltd.	23,923	1,496,862
CNO Financial Group, Inc.	69,462	1,853,941
Columbia Banking System, Inc.	44,857	811,912
Old National Bancorp of Indiana	77,010	1,265,274
Synovus Financial Corp.	18,040	684,437
Univest Financial Corp.	33,930	679,279
Webster Financial Corp.	25,762	1,227,302
WSFS Financial Corp.	22,040	934,275
		10,152,353

Health Care – 1.7%
Phibro Animal Health Corp. – Class A	34,533	446,512
Varex Imaging Corp. (a)	23,184	398,765
		845,277

Industrials – 30.2% (b)
American Woodmark Corp. (a)	10,560	1,058,534
Axalta Coating Systems, Ltd. (a)	29,079	951,756
Belden, Inc.	16,238	1,383,153
Bread Financial Holdings, Inc.	15,549	595,216
GMS, Inc. (a)	12,721	1,136,112
JELD-WEN Holding, Inc. (a)	72,571	1,320,792
Korn Ferry	23,845	1,517,973
Masonite International Corp. (a)	14,282	1,860,088
Masterbrand, Inc. (a)	49,865	863,163
Resideo Technologies, Inc. (a)	79,427	1,773,605
REV Group, Inc.	25,489	526,093
TriMas Corp.	54,823	1,288,340
TrueBlue, Inc. (a)	67,333	791,163
		15,065,988

Real Estate – 0.4%
Marcus & Millichap, Inc.	4,800	176,112

Technology – 5.5%
Avnet, Inc.	23,376	1,089,088
ScanSource, Inc. (a)	37,958	1,640,924
		2,730,012
Total Common Stocks
(Cost $43,038,889)		48,056,519

REAL ESTATE INVESTMENT TRUST – 1.2%

Real Estate – 1.2%
DiamondRock Hospitality Co.	66,333	623,530
Total Real Estate Investment Trust
(Cost $594,493)		623,530

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 29, 2024

	Shares	Fair Value
SHORT-TERM INVESTMENT – 2.0%

Money Market Fund – 2.0%
Fidelity Institutional
Government Portfolio –
Institutional Class, 5.20% (c)	973,936	$973,936
Total Short-Term Investment
(Cost $973,936)		973,936
Total Investments – 99.6%
(Cost $44,607,318)		49,653,985
Other Assets in
Excess of Liabilities – 0.4%		191,989
Total Net Assets – 100.00%		$49,845,974

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 29, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 94.9%

Australia – 2.5%
Elders, Ltd.	109,970	$650,473

Austria – 1.6%
ams-OSRAM AG (a)	277,632	422,876

Canada – 5.3%
Linamar Corp.	11,814	578,187
Transcontinental, Inc. – Class A	77,823	822,298
		1,400,485

Finland – 2.5%
Nokian Renkaat Oyj	72,411	660,217

France – 6.0%
Rexel S.A.	40,904	1,047,755
Societe BIC S.A.	7,340	529,930
		1,577,685

Germany – 1.6%
Deutz AG	42,968	266,797
Duerr AG	7,192	158,882
		425,679

Hong Kong – 5.8%
Pacific Basin Shipping, Ltd.	1,716,000	501,902
VTech Holdings, Ltd.	98,300	568,117
Yue Yuen Industrial (Holdings), Ltd.	422,500	443,033
		1,513,052

Ireland – 9.9%
Bank of Ireland Group PLC	46,389	403,806
C&C Group PLC	430,216	778,755
Origin Enterprises PLC	269,375	921,460
Permanent TSB Group
Holdings PLC (a)	290,557	493,034
		2,597,055

Israel – 1.7%
Ituran Location and Control, Ltd.	17,093	446,469

Italy – 9.3%
Anima Holding S.p.A.	177,882	801,319
BPER Banca	198,755	796,102
Danieli & C Officine
Meccaniche S.p.A.	33,826	835,377
		2,432,798

Japan – 23.2%
DIC Corp.	27,700	533,417
Foster Electric Co., Ltd.	90,534	724,658
Fukuoka Financial Group, Inc.	25,600	663,223
Hokkoku Financial Holdings, Inc.	6,900	222,529
Kanto Denka Kogyo Co., Ltd.	115,100	697,110
Open House Group Co., Ltd.	7,200	226,777
Sankyu, Inc.	13,700	483,503
Sawai Group Holdings Co., Ltd.	17,100	655,165
Teijin, Ltd.	63,200	535,379
Tsubakimoto Chain Co.	18,400	598,933
Ube Industries, Ltd.	15,100	252,859
Zeon Corp.	57,000	482,857
		6,076,410

Netherlands – 4.1%
Flow Traders, Ltd.	11,063	198,843
Koninklijke BAM Groep N.V.	74,692	266,561
Signify N.V.	22,724	608,600
		1,074,004

Republic of Korea – 1.9%
WONIK IPS Co., Ltd.	20,096	495,005

Spain – 4.5%
Cia de Distribucion Integral
Logista Holdings S.A.	17,214	462,146
Unicaja Banco S.A.	689,508	703,861
		1,166,007

United Kingdom – 15.0%
Balfour Beatty PLC	92,508	396,329
Direct Line Insurance Group PLC (a)	185,862	473,922
Ibstock PLC	382,704	780,190
Pennon Group PLC	53,621	447,744
Sabre Insurance Group PLC	387,675	770,261
Senior PLC	284,177	566,776
Travis Perkins PLC (a)	19,470	181,183
Wizz Air Holdings PLC (a)	11,774	317,610
		3,934,015
Total Common Stocks
(Cost $24,163,198)		24,872,230

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 29, 2024

	Shares	Fair Value
SHORT-TERM INVESTMENT – 5.0%

Money Market Fund – 5.0%
Fidelity Institutional
Government Portfolio –
Institutional Class, 5.20% (b)	1,318,091	$1,318,091
Total Short-Term Investment
(Cost $1,318,091)		1,318,091
Total Investments – 99.9%
(Cost $25,481,289)		26,190,321
Other Assets in Excess
of Liabilities – 0.1%		16,426
Total Net Assets – 100.00%		$26,206,747

Percentages are stated as a percent of net assets.

AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
Oyj	Julkinen osakeyhtiö
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per Azioni
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 29, 2024

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$2,632,872	10.0%
Consumer Staples	2,350,688	9.0%
Financials	5,526,900	21.1%
Health Care	655,165	2.5%
Industrials	7,222,284	27.5%
Information Technology	1,932,467	7.4%
Materials	4,104,110	15.7%
Utilities	447,744	1.7%
Total Common Stocks	24,872,230	94.9%
Short-Term Investment	1,318,091	5.0%
Total Investments	26,190,321	99.9%
Liabilities in Excess
of Other Assets	16,426	0.1%
Total Net Assets	$26,206,747	100.0%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Allocation
February 29, 2024 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2024.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Pzena International Value Fund
Schedule of Investments
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 95.3%

Brazil – 2.0%
Ambev S.A.	415,600	$1,055,909
Ambev S.A. – ADR	13,543	33,722
Banco do Brasil S.A.	35,000	408,149
		1,497,780

Canada – 1.9%
Magna International, Inc.	22,903	1,261,973
Magna International, Inc. – ADR	3,230	178,037
		1,440,010

China – 4.4%
Alibaba Group Holding, Ltd.	162,400	1,512,096
Alibaba Group Holding, Ltd. – ADR	563	41,679
China Merchants
Bank Co., Ltd. – H Shares	103,000	401,897
China Overseas Land & Investment, Ltd.	368,500	547,843
Haier Smart Home Co., Ltd. – H Shares	266,600	813,812
		3,317,327

Denmark – 1.5%
Danske Bank A/S	39,976	1,173,804

Finland – 2.3%
Nokia Oyj	107,014	376,997
Nokia Oyj – ADR	380,376	1,342,727
		1,719,724

France – 15.7%
Accor S.A.	27,838	1,206,201
Amundi S.A. (a)	30,040	1,975,632
Bouygues S.A.	19,188	758,403
Cie Generale des Etablissements
Michelin SCA	64,180	2,371,616
Rexel S.A.	72,737	1,863,157
Sanofi	22,762	2,162,198
Teleperformance SE	13,287	1,645,007
		11,982,214

Germany – 12.1%
BASF SE	42,139	2,143,977
Bayer AG	34,610	1,050,749
Covestro AG (a)(b)	20,450	1,111,749
Daimler Truck Holding AG	59,868	2,444,569
Evonik Industries AG	40,351	744,010
Fresenius Medical
Care AG & Co. KGaA	33,577	1,283,942
Siemens AG	2,303	455,353
		9,234,349

Hong Kong – 1.5%
Galaxy Entertainment Group, Ltd.	216,000	1,179,386

Hungary – 0.6%
OTP Bank PLC	9,105	436,542

Ireland – 2.6%
Bank of Ireland Group PLC	123,681	1,076,614
Medtronic PLC	10,810	901,122
		1,977,736

Italy – 2.0%
Enel S.p.A.	238,917	1,519,118

Japan – 14.0%
Bridgestone Corp.	9,500	408,464
Fukuoka Financial Group, Inc.	24,000	621,772
Iida Group Holdings Co., Ltd.	25,000	322,088
Isuzu Motors, Ltd.	27,300	388,231
Komatsu, Ltd.	54,400	1,576,990
Minebea Mitsumi, Inc.	60,100	1,240,725
MS&AD Insurance
Group Holdings, Inc.	8,900	439,895
Olympus Corp.	63,300	900,184
Resona Holdings, Inc.	209,000	1,137,567
Subaru Corp.	18,500	420,051
Sumitomo Mitsui
Financial Group, Inc.	7,400	411,857
T&D Holdings, Inc.	18,000	312,527
Takeda Pharmaceutical Co., Ltd.	28,200	825,196
TDK Corp.	13,100	680,340
Toray Industries, Inc.	214,200	986,560
		10,672,447

Luxembourg – 2.0%
ArcelorMittal S.A.	57,723	1,504,776

Netherlands – 5.8%
ING Groep N.V.	111,878	1,534,447
Koninklijke Philips N.V.	48,124	962,334
Randstad N.V.	34,841	1,918,206
		4,414,987

Republic of Korea – 0.5%
Shinhan Financial Group Co., Ltd.	8,620	281,917
Shinhan Financial
Group Co., Ltd. – ADR	3,710	120,872
		402,789

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Schedule of Investments (Continued)
February 29, 2024

	Shares	Fair Value
COMMON STOCKS – 95.3% (Continued)

Spain – 2.1%
CaixaBank S.A.	350,085	$1,577,812

Switzerland – 5.9%
Julius Baer Group, Ltd.	23,772	1,270,922
Roche Holding AG	7,382	1,936,174
UBS Group AG	46,041	1,312,482
		4,519,578

Taiwan – 2.7%
Hon Hai Precision
Industry Co., Ltd. – GDR	215,500	1,379,200
Taiwan Semiconductor
Manufacturing Co., Ltd.	28,000	611,209
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	556	71,540
		2,061,949

United Kingdom – 15.7%
Aviva PLC – Class B	129,292	728,390
Barclays PLC	401,950	834,444
HSBC Holdings PLC	191,169	1,482,875
J Sainsbury PLC	420,217	1,323,986
NatWest Group PLC	313,612	946,537
Reckitt Benckiser Group PLC	23,488	1,481,861
Shell PLC – Class A	67,636	2,125,778
Standard Chartered PLC	123,046	1,036,929
Tesco PLC	388,666	1,367,837
Travis Perkins PLC	40,169	373,802
Vodafone Group PLC	345,988	301,877
		12,004,316
Total Common Stocks
(Cost $68,810,363)		72,636,644

PREFERRED STOCK – 0.9%

Germany – 0.9%
Volkswagen AG, 6.96%	5,091	689,665
Total Preferred Stock
(Cost $912,354)		689,665

SHORT-TERM INVESTMENT – 3.8%

Money Market Fund – 3.8%
Fidelity Institutional
Government Portfolio –
Institutional Class, 5.20% (c)	2,905,245	2,905,245
Total Short-Term Investment
(Cost $2,905,245)		2,905,245
Total Investments – 100.0%
(Cost $72,627,962)		76,231,554
Other Assets in
Excess of Liabilities – 0.0%		12,557
Total Net Assets – 100.00%		$76,244,111

Percentages are stated as a percent of net assets.

A/S	Aksjeselskap
ADR	American Depositary Receipt
AG	Aktiengesellschaft
GDR	Global Depository Receipt
KGaA	Kommanditgesellschaft Auf Aktien
N.V.	Naamloze Vennootschap
Oyj	Julkinen osakeyhtiö
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per Azioni
SCA	Société en Commandite par Actions
SE	Societas Europea
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $3,087,382 or 4.0% of the Fund’s net assets.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Diversification
February 29, 2024

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$301,877	0.4%
Consumer Discretionary	10,103,634	13.3%
Consumer Staples	5,263,315	6.9%
Energy	2,125,778	2.8%
Financials	19,523,883	25.6%
Health Care	10,021,899	13.1%
Industrials	12,276,212	16.1%
Information Technology	4,462,013	5.9%
Materials	6,491,072	8.5%
Real Estate	547,843	0.7%
Utilities	1,519,118	2.0%
Total Common Stocks	72,636,644	95.3%

PREFERRED STOCK
Consumer Discretionary	689,665	0.9%
Total Preferred Stock	689,665	0.9%
Short-Term Investment	2,905,245	3.8%
Total Investments	76,231,554	100.0%
Other Assets in
Excess of Liabilities	12,557	0.0%
Total Net Assets	$76,244,111	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Pzena Funds
Statements of Assets and Liabilities
February 29, 2024

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $121,040,696, $1,475,785,540, and $44,607,318, respectively)	$145,530,680	$1,570,681,037	$49,653,985
Foreign currency, at value (cost $0, $3,395,and $0, respectively)	—	3,273	—
Receivables:
Fund shares sold	76,655	56,619,052	116,041
Securities sold	1,272,776	836,181	93,413
Dividends and interest	368,460	6,357,498	60,000
Dividend tax reclaim	28,247	24,588	—
Prepaid expenses	25,602	88,041	21,352
Total assets	147,302,420	1,634,609,670	49,944,791
LIABILITIES:
Payables:
Non-U.S. Taxes	—	2,614,934	—
Fund shares redeemed	22,188	520,313	10,200
Securities purchased	—	7,927,515	—
Loans Payable (Note 9)	97,000	—	—
Due to Adviser (Note 4)	82,754	1,061,339	16,050
Audit fees	22,500	22,500	22,500
Administration fees	19,981	145,342	19,984
Transfer agent fees and expenses	7,513	17,516	7,916
12b-1 distribution fees – Investor Class	7,181	46,259	5,843
Shareholder reporting	4,228	4,744	3,604
Trustee fees and expenses	2,969	2,970	3,234
Chief Compliance Officer fee	2,750	2,750	2,750
Legal fees	1,644	1,448	1,449
Custody fees	1,139	169,470	948
Shareholder servicing fees – Investor Class	595	3,520	259
Fund accounting fees	344	750	392
Miscellaneous	3,647	—	3,688
Total liabilities	276,433	12,541,370	98,817
NET ASSETS	$147,025,987	$1,622,068,300	$49,845,974
NET ASSETS CONSIST OF:
Paid-in capital	$116,046,221	$1,512,991,397	$44,629,603
Total distributable earnings	30,979,766	109,076,903	5,216,371
Net assets	$147,025,987	$1,622,068,300	$49,845,974
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$7,645,432	$42,249,813	$4,204,244
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	525,053	3,499,877	288,793
Net asset value, offering and redemption price per share	$14.56	$12.07	$14.56
Institutional Class:
Net assets	$139,380,555	$1,579,818,487	$45,641,730
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	9,718,946	130,332,871	3,109,065
Net asset value, offering and redemption price per share	$14.34	$12.12	$14.68

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 29, 2024

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $25,481,289 and $76,627,962, respectively)	$26,190,321	$76,231,554
Foreign currency, at value (cost $3,609 and $5,333, respectively)	3,600	5,333
Receivables:
Fund shares sold	30,544	1,471
Dividends and interest	31,128	80,732
Dividend tax reclaim	20,855	104,318
Prepaid expenses	6,257	17,649
Total assets	26,282,705	76,441,057
LIABILITIES:
Payables:
Securities purchased	—	104,286
Due to Adviser (Note 4)	3,984	21,545
Audit fees	22,500	22,500
Administration fees	20,420	20,384
Transfer agent fees and expenses	6,875	6,603
12b-1 distribution fees – Investor Class	2,427	747
Shareholder reporting	372	533
Trustee fees and expenses	2,970	2,970
Chief Compliance Officer fee	2,750	2,750
Legal fees	1,644	1,644
Custody fees	5,812	7,624
Shareholder servicing fees – Investor Class	164	17
Fund accounting fees	2,396	790
Miscellaneous	3,644	4,553
Total liabilities	75,958	196,946
NET ASSETS	$26,206,747	$76,244,111
NET ASSETS CONSIST OF:
Paid-in capital	$24,903,453	$72,688,020
Total distributable earnings	1,303,294	3,556,091
Net assets	$26,206,747	$76,244,111
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$3,447,510	$1,101,011
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	313,661	112,081
Net asset value, offering and redemption price per share	$10.99	$9.82
Institutional Class:
Net assets	$22,759,237	$75,143,100
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	2,065,076	7,642,757
Net asset value, offering and redemption price per share	$11.02	$9.83

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Year Ended February 29, 2024

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and
issuance fees of $55,374, $5,213,127, and $1,047, respectively)	$2,959,348	$45,410,499	$1,050,667
Interest income	155,316	2,376,815	43,421
Total investment income	3,114,664	47,787,314	1,094,088
EXPENSES:
Investment advisory fees (Note 4)	1,055,594	12,929,450	504,177
Administration fees (Note 4)	87,148	513,520	85,091
Federal and state registration fees	33,799	118,503	35,798
Transfer agent fees and expenses (Note 4)	29,651	72,683	31,718
Audit fees	22,499	22,499	22,499
Trustee fees and expenses	18,003	18,003	18,268
12b-1 distribution fees – Investor Class (Note 5)	16,239	106,688	10,153
Reports to shareholders	13,190	59,100	18,364
Chief Compliance Officer fees (Note 4)	11,167	11,166	11,167
Custody fees (Note 4)	10,777	929,356	9,825
Legal fees	6,170	5,975	5,975
Shareholder servicing fees – Investor Class (Note 6)	5,835	41,174	2,354
Insurance expense	4,516	18,224	3,874
Interest expense (Note 9)	1,783	63,235	19,497
Fund accounting fees (Note 4)	1,255	2,816	1,406
Other expenses	8,000	58,063	6,943
Total expenses before advisory fee waiver	1,325,626	14,970,455	787,109
Advisory fee waiver (Note 4)	(116,009)	(858,787)	(243,889)
Net expenses	1,209,617	14,111,668	543,220
NET INVESTMENT INCOME	1,905,047	33,675,646	550,868
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	15,791,329	91,777,958	419,334
Foreign currency	—	(1,182,556)	—
Non-U.S. taxes	—	(1,504,213)	—
Net change in unrealized appreciation/(depreciation) from:
Investments	(2,269,029)	67,360,609	(440,245)
Foreign currency	—	41,744	—
Deferred non-U.S. taxes	—	(2,614,934)	—
Net gain/(loss) on investments and foreign currency	13,522,300	153,878,608	(20,911)
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS	$15,427,347	$187,554,254	$529,957

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Year Ended February 29, 2024

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $68,341 and $232,500, respectively)	$670,196	$1,664,026
Interest income	49,062	110,476
Total investment income	719,258	1,774,502
EXPENSES:
Investment advisory fees (Note 4)	224,192	361,277
Administration fees (Note 4)	81,187	81,511
Federal and state registration fees	30,155	37,028
Transfer agent fees and expenses (Note 4)	26,963	26,213
Audit fees	22,499	22,499
Trustee fees and expenses	16,974	16,974
12b-1 distribution fees – Investor Class (Note 5)	7,149	2,558
Reports to shareholders	4,200	4,321
Chief Compliance Officer fees (Note 4)	11,167	11,167
Custody fees (Note 4)	28,935	38,356
Legal fees	6,171	6,171
Shareholder servicing fees – Investor Class (Note 6)	1,305	17
Insurance expense	2,898	3,280
Fund accounting fees (Note 4)	2,779	2,878
Other expenses	9,735	7,243
Total expenses before advisory fee waiver and expense reimbursement	476,309	621,493
Advisory fee waiver and expense reimbursement (Note 4)	(205,550)	(207,618)
Net expenses	270,759	413,875
NET INVESTMENT INCOME	448,499	1,360,627
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	1,368,772	752,574
Foreign currency	(18,882)	(17,137)
Net change in unrealized appreciation/(depreciation) from:
Investments	(5,079)	1,064,564
Foreign currency	1,084	1,044
Net gain on investments and foreign currency	1,345,895	1,801,045
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,794,394	$3,161,672

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,905,047	$1,855,741
Net realized gain/(loss) from:
Investments	15,791,329	15,554,123
Foreign currency	—	(33)
Change in unrealized appreciation/(depreciation) on:
Investments	(2,269,029)	(15,205,505)
Foreign currency	—	(6)
Net increase in net assets resulting from operations	15,427,347	2,204,320

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(614,598)	(1,082,994)
Net dividends and distributions to shareholders – Institutional Class	(12,072,330)	(15,897,427)
Net decrease in net assets resulting from distributions paid	(12,686,928)	(16,980,421)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,354,953	436,447
Proceeds from shares subscribed – Institutional Class	16,401,396	25,089,255
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	561,459	1,004,419
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	6,725,059	8,871,842
Payments for shares redeemed – Investor Class	(1,076,830)	(5,535,811)
Payments for shares redeemed – Institutional Class	(14,572,152)	(16,058,473)
Net increase in net assets derived from capital share transactions	9,393,885	13,807,679

TOTAL INCREASE/(DECREASE) IN NET ASSETS	12,134,304	(968,422)

NET ASSETS:
Beginning of year	134,891,683	135,860,105
End of year	$147,025,987	$134,891,683

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	96,499	30,554
Shares sold – Institutional Class	1,189,290	1,772,714
Shares issued in reinvestments of dividends and distributions – Investor Class	39,017	75,920
Shares issued in reinvestments of dividends and distributions – Institutional Class	474,933	680,878
Shares redeemed – Investor Class	(77,468)	(379,887)
Shares redeemed – Institutional Class	(1,058,989)	(1,124,758)
Net increase in shares outstanding	663,282	1,055,421

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$33,675,646	$21,296,514
Net realized gain/(loss) from:
Investments	91,777,958	(17,883,049)
Foreign currency	(1,182,556)	(782,073)
Non-U.S. taxes	(1,504,213)	—
Change in unrealized appreciation/(depreciation) on:
Investments	67,360,609	(240,049)
Foreign currency	41,744	(159,308)
Deferred non-U.S. taxes	(2,614,934)	—
Net increase in net assets resulting from operations	187,554,254	2,232,035

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(2,438,970)	(585,945)
Net dividends and distributions to shareholders – Institutional Class	(77,933,647)	(18,017,824)
Net decrease in net assets resulting from distributions paid	(80,372,617)	(18,603,769)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	18,454,492	29,917,010
Proceeds from shares subscribed – Institutional Class	794,909,952	692,225,655
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	2,389,161	571,987
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	52,784,955	12,277,850
Payments for shares redeemed – Investor Class	(19,124,629)	(15,068,732)
Payments for shares redeemed – Institutional Class	(385,435,996)	(212,449,963)
Net increase in net assets derived from capital share transactions	463,977,935	507,473,807

TOTAL INCREASE IN NET ASSETS	571,159,572	491,102,073

NET ASSETS:
Beginning of year	1,050,908,728	559,806,655
End of year	$1,622,068,300	$1,050,908,728

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,544,545	2,772,130
Shares sold – Institutional Class	66,111,152	64,646,801
Shares issued in reinvestments of dividends and distributions – Investor Class	202,129	53,307
Shares issued in reinvestments of dividends and distributions – Institutional Class	4,450,671	1,140,005
Shares redeemed – Investor Class	(1,592,665)	(1,405,801)
Shares redeemed – Institutional Class	(32,096,738)	(20,145,453)
Net increase in shares outstanding	38,619,094	47,060,989

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$550,868	$783,741
Net realized gain on investments	419,334	14,730,376
Net change in unrealized appreciation/(depreciation) on investments	(440,245)	(12,359,658)
Net increase in net assets resulting from operations	529,957	3,154,459

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(20,383)	(553,706)
Net dividends and distributions to shareholders – Institutional Class	(218,009)	(11,926,073)
Net decrease in net assets resulting from distributions paid	(238,392)	(12,479,779)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	703,790	417,112
Proceeds from shares subscribed – Institutional Class	19,322,940	39,672,273
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	20,383	553,706
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	190,864	10,669,139
Payments for shares redeemed – Investor Class	(1,164,150)	(199,320)
Payments for shares redeemed – Institutional Class	(65,465,173)	(68,502,989)
Net decrease in net assets derived from capital share transactions	(46,391,346)	(17,390,079)

TOTAL DECREASE IN NET ASSETS	(46,099,781)	(26,715,399)

NET ASSETS:
Beginning of year	95,945,755	122,661,154
End of year	$49,845,974	$95,945,755

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	51,124	31,976
Shares sold – Institutional Class	1,513,153	2,995,844
Shares issued in reinvestments of dividends and distributions – Investor Class	1,397	46,648
Shares issued in reinvestments of dividends and distributions – Institutional Class	12,984	894,312
Shares redeemed – Investor Class	(84,073)	(16,201)
Shares redeemed – Institutional Class	(5,494,761)	(5,143,345)
Net decrease in shares outstanding	(4,000,176)	(1,190,766)

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$448,499	$310,637
Net realized gain/(loss) from:
Investments	1,368,772	69,658
Foreign currency	(18,882)	(13,509)
Change in unrealized appreciation/(depreciation) on:
Investments	(5,079)	1,324,717
Foreign currency	1,084	(1,113)
Net increase in net assets resulting from operations	1,794,394	1,690,390

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(143,599)	(63,740)
Net dividends and distributions to shareholders – Institutional Class	(947,546)	(641,563)
Net decrease in net assets resulting from distributions paid	(1,091,145)	(705,303)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,617,090	554,032
Proceeds from shares subscribed – Institutional Class	5,321,085	1,150,132
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	103,688	63,740
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	940,794	641,562
Payments for shares redeemed – Investor Class	(921,633)	(642,646)
Payments for shares redeemed – Institutional Class	(570,407)	(195,587)
Net increase in net assets derived from capital share transactions	7,490,617	1,571,233

TOTAL INCREASE IN NET ASSETS	8,193,866	2,556,320

NET ASSETS:
Beginning of year	18,012,881	15,456,561
End of year	$26,206,747	$18,012,881

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	239,760	64,477
Shares sold – Institutional Class	489,123	113,891
Shares issued in reinvestments of dividends and distributions – Investor Class	9,443	6,674
Shares issued in reinvestments of dividends and distributions – Institutional Class	85,527	67,109
Shares redeemed – Investor Class	(85,190)	(74,401)
Shares redeemed – Institutional Class	(53,070)	(20,262)
Net increase in shares outstanding	685,593	157,488

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,360,627	$850,172
Net realized gain/(loss) from:
Investments	752,574	(786,308)
Foreign currency	(17,137)	(15,362)
Change in unrealized appreciation/(depreciation) on:
Investments	1,064,564	2,896,168
Foreign Currency	1,044	(979)
Net increase in net assets resulting from operations	3,161,672	2,943,691

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(18,723)	(16,048)
Net dividends and distributions to shareholders – Institutional Class	(1,370,945)	(763,152)
Net decrease in net assets resulting from distributions paid	(1,389,668)	(779,200)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	80,000	—
Proceeds from shares subscribed – Institutional Class	32,669,745	17,013,283
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	18,724	16,048
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	675,740	441,083
Payments for shares redeemed – Institutional Class	(2,365,199)	(819,741)
Net increase in net assets derived from capital share transactions	31,079,010	16,650,673

TOTAL INCREASE IN NET ASSETS	32,851,014	18,815,164

NET ASSETS:
Beginning of year	43,393,097	24,577,933
End of year	$76,244,111	$43,393,097

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,991	—
Shares sold – Institutional Class	3,350,080	2,068,119
Shares issued in reinvestments of dividends and distributions – Investor Class	1,884	1,817
Shares issued in reinvestments of dividends and distributions – Institutional Class	67,914	49,953
Shares redeemed – Institutional Class	(248,463)	(99,381)
Net increase in shares outstanding	3,179,406	2,020,508

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$14.28	$16.12	$15.05	$10.86	$11.59

Income from investment operations:
Net investment income(1)	0.15	0.17	0.12	0.16	0.12
Net realized and unrealized gain/(loss) on investments	1.40	(0.01)	2.44	4.32	(0.74)
Total from investment operations	1.55	0.16	2.56	4.48	(0.62)

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.24)	(0.05)	(0.06)
Dividends from net realized gain on investments	(1.12)	(1.85)	(1.25)	(0.24)	(0.05)
Total distributions	(1.27)	(2.00)	(1.49)	(0.29)	(0.11)

Redemption fees retained	—	—	—	—	0.00	(1)(2)

Net asset value, end of year	$14.56	$14.28	$16.12	$15.05	$10.86

TOTAL RETURN	10.95%	1.96%	17.52%	41.53%	-5.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$7,645	$6,667	$11,934	$8,972	$3,387
Ratio of expenses to average net assets:
Before fee waivers	1.33%	1.32%	1.31%	1.40%	1.56%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.23%
Ratio of net investment income to average net assets:
Before fee waivers	1.03%	1.07%	0.63%	1.33%	0.69%
After fee waivers	1.12%	1.15%	0.70%	1.49%	1.02%
Portfolio turnover rate(3)	39%	35%	22%	45%	32%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$14.07	$15.92	$14.87	$10.72	$11.44

Income from investment operations:
Net investment income(1)	0.20	0.22	0.17	0.20	0.16
Net realized and unrealized gain/(loss) on investments	1.38	—	2.42	4.27	(0.73)
Total from investment operations	1.58	0.22	2.59	4.47	(0.57)

Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.29)	(0.08)	(0.10)
Dividends from net realized gain on investments	(1.12)	(1.85)	(1.25)	(0.24)	(0.05)
Total distributions	(1.31)	(2.07)	(1.54)	(0.32)	(0.15)

Redemption fees retained	—	—	—	—	0.00	(1)(2)

Net asset value, end of year	$14.34	$14.07	$15.92	$14.87	$10.72

TOTAL RETURN	11.37%	2.37%	17.99%	42.06%	-5.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$139,381	$128,225	$123,926	$108,895	$51,867
Ratio of expenses to average net assets:
Before fee waivers	0.99%	0.98%	0.97%	1.06%	1.23%
After fee waivers	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fee waivers	1.37%	1.42%	0.97%	1.67%	1.02%
After fee waivers	1.46%	1.50%	1.04%	1.83%	1.35%
Portfolio turnover rate(3)	39%	35%	22%	45%	32%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 29,	February 28,	February 28,	February 28,		February 29,
	2024	2023	2022	2021		2020
PER SHARE DATA:
Net asset value, beginning of year	$11.00	$11.59	$11.84	$8.96		$10.56

Income from investment operations:
Net investment income(1)	0.27	0.29	0.20	0.14		0.16
Net realized and unrealized gain/(loss) on investments	1.47	(0.69)	(0.16)	2.86		(1.37)
Total from investment operations	1.74	(0.40)	0.04	3.00		(1.21)

Less distributions:
Dividends from net investment income	(0.38)	(0.16)	(0.21)	(0.09)		(0.14)
Dividends from net realized gain on investments	(0.29)	(0.03)	(0.08)	(0.03)		(0.25)
Total distributions	(0.67)	(0.19)	(0.29)	(0.12)		(0.39)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$12.07	$11.00	$11.59	$11.84		$8.96

TOTAL RETURN	15.92%	-3.39%	0.31%	33.63%		-11.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$42,250	$36,800	$22,332	$17,996		$10,563
Ratio of expenses to average net assets:
Before fee waivers	1.50%	1.50%	1.50%	1.56%		1.58%
After fee waivers	1.43%	1.43%	1.43%	1.43%		1.56%
Ratio of net investment income to average net assets:
Before fee waivers	2.20%	2.61%	1.57%	1.32%		1.55%
After fee waivers	2.27%	2.68%	1.64%	1.45%		1.57%
Portfolio turnover rate(3)	38%	15%	10%	43%		18%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 29,	February 28,	February 28,	February 28,		February 29,
	2024	2023	2022	2021		2020
PER SHARE DATA:
Net asset value, beginning of year	$11.04	$11.63	$11.87	$8.98		$10.57

Income from investment operations:
Net investment income(1)	0.31	0.33	0.24	0.17		0.20
Net realized and unrealized gain/(loss) on investments	1.48	(0.70)	(0.15)	2.86		(1.37)
Total from investment operations	1.79	(0.37)	0.09	3.03		(1.17)

Less distributions:
Dividends from net investment income	(0.42)	(0.19)	(0.25)	(0.11)		(0.17)
Dividends from net realized gain on investments	(0.29)	(0.03)	(0.08)	(0.03)		(0.25)
Total distributions	(0.71)	(0.22)	(0.33)	(0.14)		(0.42)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$12.12	$11.04	$11.63	$11.87		$8.98

TOTAL RETURN	16.32%	-3.11%	0.74%	33.96%		-11.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$1,579,818	$1,014,109	$537,475	$403,412		$299,920
Ratio of expenses to average net assets:
Before fee waivers	1.15%	1.15%	1.15%	1.21%		1.23%
After fee waivers	1.08%	1.08%	1.08%	1.08%		1.21%
Ratio of net investment income to average net assets:
Before fee waivers	2.55%	2.96%	1.92%	1.67%		1.90%
After fee waivers	2.62%	3.03%	1.99%	1.80%		1.92%
Portfolio turnover rate(3)	38%	15%	10%	43%		18%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$12.90	$14.20	$13.07	$9.57	$10.90

Income from investment operations:
Net investment income(1)	0.10	0.06	0.01	0.11	0.06
Net realized and unrealized gain/(loss) on investments	1.63	0.66	1.31	3.55	(1.39)
Total from investment operations	1.73	0.72	1.32	3.66	(1.33)

Less distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.09)	—	—
Dividends from net realized gain on investments	(0.05)	(1.94)	(0.10)	(0.16)	—
Total distributions	(0.07)	(2.02)	(0.19)	(0.16)	—

Redemption fees retained	—	—	—	—	0.00	(1)(2)

Net asset value, end of year	$14.56	$12.90	$14.20	$13.07	$9.57

TOTAL RETURN	13.38%	6.34%	10.04%	38.46%	-12.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$4,204	$4,132	$3,663	$2,409	$1,310
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.77%	1.49%	1.48%	1.69%	2.09%
After fee waivers and expense reimbursement	1.31%	1.34%	1.41%	1.38%	1.42%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.29%	0.31%	0.00%	0.90%	(0.13)%
After fee waivers and expense reimbursement	0.75%	0.46%	0.07%	1.21%	0.54%
Portfolio turnover rate(3)	25%	28%	10%	26%	38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 29,	February 28,	February 28,	February 28,		February 29,
	2024	2023	2022	2021		2020
PER SHARE DATA:
Net asset value, beginning of year	$12.97	$14.28	$13.14	$9.60		$10.99

Income from investment operations:
Net investment income(1)	0.13	0.10	0.05	0.14		0.09
Net realized and unrealized gain/(loss) on investments	1.65	0.65	1.31	3.57		(1.40)
Total from investment operations	1.78	0.75	1.36	3.71		(1.31)

Less distributions:
Dividends from net investment income	(0.02)	(0.12)	(0.12)	(0.01)		(0.08)
Dividends from net realized gain on investments	(0.05)	(1.94)	(0.10)	(0.16)		—
Total distributions	(0.07)	(2.06)	(0.22)	(0.17)		(0.08)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$14.68	$12.97	$14.28	$13.14		$9.60

TOTAL RETURN	13.74%	6.50%	10.36%	38.87%		-12.07%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$45,642	$91,814	$118,998	$70,012		$30,593
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.46%	1.18%	1.17%	1.41%		1.77%
After fee waivers and expense reimbursement	1.00%	1.03%	1.10%	1.10%		1.10%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.60%	0.62%	0.31%	1.18%		0.19%
After fee waivers and expense reimbursement	1.06%	0.77%	0.38%	1.49%		0.86%
Portfolio turnover rate(3)	25%	28%	10%	26%		38%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$10.62	$10.05	$9.48	$7.48	$9.07

Income from investment operations:
Net investment income(1)	0.19	0.18	0.05	0.09	0.18
Net realized and unrealized gain/(loss) on investments	0.65	0.83	0.61	2.01	(1.59)
Total from investment operations	0.84	1.01	0.66	2.10	(1.41)

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.07)	(0.09)	(0.18)
Dividends from net realized gain on investments	(0.30)	(0.28)	(0.02)	(0.01)	(0.00	)(2)
Total distributions	(0.47)	(0.44)	(0.09)	(0.10)	(0.18)

Net asset value, end of year	$10.99	$10.62	$10.05	$9.48	$7.48

TOTAL RETURN	7.87%	10.51%	6.93%	28.19%	-15.83%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$3,448	$1,589	$1,538	$1,254	$819
Ratio of expenses to average net assets:
Before expense reimbursement	2.38%	2.79%	3.16%	8.18%	13.43%
After expense reimbursement	1.46%	1.45%	1.45%	1.42%	1.42%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.83%	0.53%	(1.25)%	(5.56)%	(9.91)%
After expense reimbursement	1.75%	1.87%	0.46%	1.20%	2.10%
Portfolio turnover rate(3)	43%	26%	22%	32%	18%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of year	$10.64	$10.07	$9.49	$7.49	$9.07

Income from investment operations:
Net investment income(1)	0.22	0.20	0.08	0.10	0.20
Net realized and unrealized gain/(loss) on investments	0.65	0.83	0.61	2.01	(1.59)
Total from investment operations	0.87	1.03	0.69	2.11	(1.39)

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.09)	(0.10)	(0.19)
Dividends from net realized gain on investments	(0.30)	(0.28)	(0.02)	(0.01)	(0.00	)(2)
Total distributions	(0.49)	(0.46)	(0.11)	(0.11)	(0.19)

Net asset value, end of year	$11.02	$10.64	$10.07	$9.49	$7.49

TOTAL RETURN	8.18%	10.73%	7.32%	28.40%	-15.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$22,759	$16,424	$13,919	$2,107	$1,424
Ratio of expenses to average net assets:
Before expense reimbursement	2.09%	2.51%	2.88%	7.93%	13.18%
After expense reimbursement	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.12%	0.81%	(0.97)%	(5.31)%	(9.66)%
After expense reimbursement	2.04%	2.15%	0.74%	1.45%	2.35%
Portfolio turnover rate(3)	43%	26%	22%	32%	18%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended		June 28, 2021(1)
	February 29,	February 28,		through
	2024	2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.48	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.21	0.21		0.03
Net realized and unrealized gain/(loss) on investments	0.30	(0.19)		(0.37)
Total from investment operations	0.51	0.02		(0.34)

Less distributions:
Dividends from net investment income	(0.17)	(0.16)		(0.04)
Dividends from net realized gain on investments	—	(0.00	)(3)	—
Total distributions	(0.17)	(0.16)		(0.04)

Net asset value, end of period	$9.82	$9.48		$9.62

TOTAL RETURN	5.41%	0.33%		-3.43	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,101	$969		$966
Ratio of expenses to average net assets:
Before expense reimbursement	1.36%	1.73%		2.83	%(5)
After expense reimbursement	0.99%	0.99%		0.99	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.83%	1.69%		(1.34	)%(5)
After expense reimbursement	2.20%	2.43%		0.50	%(5)
Portfolio turnover rate(6)	16%	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended		June 28, 2021(1)
	February 29,	February 28,		through
	2024	2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.48	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.24	0.23		0.05
Net realized and unrealized gain/(loss) on investments	0.31	(0.19)		(0.38)
Total from investment operations	0.55	0.04		(0.33)

Less distributions:
Dividends from net investment income	(0.20)	(0.18)		(0.05)
Dividends from net realized gain on investments	—	(0.00	)(3)	—
Total distributions	(0.20)	(0.18)		(0.05)

Net asset value, end of period	$9.83	$9.48		$9.62

TOTAL RETURN	5.75%	0.53%		-3.29	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$75,143	$42,424		$23,612
Ratio of expenses to average net assets:
Before expense reimbursement	1.11%	1.48%		2.58	%(5)
After expense reimbursement	0.74%	0.74%		0.74	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	2.08%	1.94%		(1.09	)%(5)
After expense reimbursement	2.45%	2.68%		0.75	%(5)
Portfolio turnover rate(6)	16%	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 29, 2024

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), and Pzena International Value Fund (the “International Value Fund”) (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation. Currently, each Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, the International Small Cap Value Fund commenced operations on July 2, 2018, and the International Value Fund commenced operations on June 28, 2021.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 29, 2024, the International Value Fund did not

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

require any permanent tax adjustments on the Statements of Assets and Liabilities. For the year ended February 29, 2024, the Mid Cap Value Fund, the Emerging Markets Value Fund, the Small Cap Value Fund, and the International Small Cap Value Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Distributable Earnings	Paid-in Capital
Mid Cap Value Fund	$(695,835)	$695,835
Emerging Markets Value Fund	$(9,222,804)	$9,222,804
Small Cap Value Fund	$(85,084)	$85,084
International Small Cap Value Fund	$(37,962)	$37,962

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as February 29, 2024, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service. These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the Funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees (“Board”) as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Accounting Pronouncements – In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. For the year ended February 29, 2024, the Funds did not enter into derivatives transactions.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

The Board of Trustees (the “Board”) has adopted a valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Pzena Investment Management, LLC (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 29, 2024:

Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$145,530,204	$—	$—	$145,530,204
Short-Term Investment	476	—	—	476
Total Assets	$145,530,680	$—	$—	$145,530,680

Emerging Markets Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,408,760,177	$30,594,187	$4,085	$1,439,358,449
Preferred Stocks	69,865,663	—	—	69,865,663
Short-Term Investment	61,456,925	—	—	61,456,925
Total Assets	$1,540,082,765	$30,594,187	$4,085	$1,570,681,037

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$48,056,519	$—	$—	$48,056,519
Real Estate Investment Trust	623,530	—	—	623,530
Short-Term Investment	973,936	—	—	973,936
Total Assets	$49,653,985	$—	$—	$49,653,985

International Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$24,872,230	$—	$—	$24,872,230
Short-Term Investment	1,318,091	—	—	1,318,091
Total Assets	$26,190,321	$—	$—	$26,190,321

International Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$72,636,644	$—	$—	$72,636,644
Preferred Stock	689,665	—	—	689,665
Short-Term Investment	2,905,245	—	—	2,905,245
Total Assets	$76,231,554	$—	$—	$76,231,554

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

Emerging Markets Value Fund

Level 3 Reconciliation Disclosure

Common Stocks
Balance as of February 28, 2023	$4,085
Balance as of February 29, 2024	$4,085
Change in unrealized appreciation/(depreciation) during the period for
Level 3 investments held at February 29, 2024	$—

The Level 3 investments as of February 29, 2024 represented less than 0.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to each Fund. The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%
International Value Fund	0.65%

For the year ended February 29, 2024, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$1,055,594
Emerging Markets Value Fund	12,929,450
Small Cap Value Fund	504,177
International Small Cap Value Fund	224,192
International Value Fund	361,277

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap	International
Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
0.90%	1.08%	1.00%	1.17%	0.74%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

of the reimbursement. Any such reimbursement is also contingent upon Board review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended February 29, 2024, the Adviser reduced its fees and reduced other operating expenses in the amount of $116,009 for the Mid Cap Value Fund, $858,787 for the Emerging Markets Value Fund, $243,889 for the Small Cap Value Fund, $205,550 for the International Small Cap Value Fund, and $207,618 for the International Value Fund. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2025	2/28/2026	2/28/2027	Total
Mid Cap Value Fund	$86,609	$98,328	$116,009	$300,946
Emerging Markets Value Fund	351,524	485,364	858,787	1,695,675
Small Cap Value Fund	68,655	159,587	243,889	472,131
International Small Cap Value Fund	209,293	195,567	205,550	610,410
International Value Fund	151,402	235,358	207,618	594,378

U.S. Bancorp Fund Services, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant, and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended February 29, 2024 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended February 29, 2024, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended February 29, 2024, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$52,076,712	$50,244,072
Emerging Markets Value Fund	823,254,406	477,303,966
Small Cap Value Fund	13,560,024	57,014,252
International Small Cap Value Fund	15,265,665	9,140,711
International Value Fund	38,129,116	8,584,056

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 29, 2024:

Fund	Shareholder	Percent of Shares Held
Mid Cap Value Fund	Mac & Co.	47%

Emerging Markets Value Fund	National Financial Services, LLC	26%

Small Cap Value Fund	National Financial Services, LLC	42%

International Small Cap Value Fund	J.P. Morgan Securities, LLC	36%
	ValueQuest Partners, LLC	26%

International Value Fund	J.P. Morgan Securities, LLC	35%
	Legacy Trust Co.	26%

NOTE 9 – LINE OF CREDIT

The Funds have a secured line of credit in the amount of $50,000,000 or 10% of the market value or 33% of the fair value of the unencumbered assets of each Fund. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended February 29, 2024, the International Small Cap Value Fund, and the International Value Fund did not draw upon the line of credit. During the year ended February 29, 2024, the Mid Cap Value Fund had an average daily outstanding balance of $20,893, a weighted average interest rate of 8.50%, incurred interest expense of $1,783 and had a maximum amount outstanding of $4,214,000. The Emerging Value Fund had an average daily outstanding balance of $731,746, a weighted average interest rate of 8.50%, incurred interest expense of $63,235 and had a maximum amount outstanding of $46,664,000. The Small Cap Value Fund had an average daily outstanding balance of $232,951, a weighted average interest rate of 8.23%, incurred interest expense of $19,497 and had a maximum amount outstanding of $7,088,000. At February 29, 2024, the Mid Cap Value Fund had an outstanding loan balance of $97,000.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap	International
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments (a)	$122,076,019	$1,499,921,193	$45,023,384	$25,481,981	$72,736,263
Gross unrealized appreciation	29,671,103	216,707,036	8,524,954	2,924,761	8,440,548
Gross unrealized depreciation	(6,216,442)	(148,562,126)	(3,894,353)	(2,216,421)	(4,945,257)
Net unrealized appreciation (a)	23,454,661	68,144,910	4,630,601	708,340	3,495,291
Net unrealized appreciation/(depreciation) on foreign currency	(6)	(69,020)	—	(801)	397
Undistributed ordinary income	825,393	15,402,097	585,770	296,791	74,091
Undistributed long-term capital gains	6,699,718	25,598,916	—	298,964	—-
Total distributable earnings	7,525,111	41,001,013	585,770	595,755	74,091
Other accumulated gain/loss	—	—	—	—	(13,688)
Total accumulated earnings	$30,979,766	$109,076,903	$5,216,371	$1,303,294	$3,556,091

(a)
The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments and passive foreign investment companies.

At February 29, 2024, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Pzena International Value Fund	$ —	$13,688	$13,688	No Expiration

At February 29, 2024, the Funds had no post-October losses.

The tax character of distributions paid during the years ended February 29, 2024 and February 28, 2023 was as follows:

	Year Ended	Year Ended
	February 29, 2024	February 28, 2023
Mid Cap Value Fund
Ordinary income	$2,312,121	$1,738,933
Long-term capital gains	10,374,807	15,241,488

Emerging Markets Value Fund
Ordinary income	$59,979,575	$16,166,313
Long-term capital gains	20,393,042	2,437,456

Small Cap Value Fund
Ordinary income	$238,392	$1,171,434
Long-term capital gains	—	11,308,345

International Small Cap Value Fund
Ordinary income	$420,663	$554,897
Long-term capital gains	670,482	150,406

International Value Fund
Ordinary income	$1,389,668	$779,200

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

• Emerging Markets Risk. In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Funds’ portfolio or the securities market as a whole, such as changes in economic or political conditions.

• Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

• General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

• Management Risk. Each Fund is an actively managed investment portfolio and each Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2024

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies.

• Value Style Investing Risk. The Funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

NOTE 12 – TRUSTEES

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Board Chair to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Board Chair, and Ms. Michele Rackey was appointed as Governance and Nominating Committee Chair.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Small Cap Value Fund, Pzena International Small Cap Value Fund, and Pzena International Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 29, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 29, 2024, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of	Statements of
constituting Pzena Funds	operations	changes in net assets	Financial highlights
Pzena Mid Cap Value Fund,	For the year ended	For each of the two years	For each of the five years in the
Pzena Emerging Markets Value Fund,	February 29, 2024	in the period ended	period ended February 29, 2024
Pzena Small Cap Value Fund,		February 29, 2024
and Pzena International
Small Cap Value Fund

Pzena International Value Fund	For the year ended	For each of the two years	For each of the two years in the
	February 29, 2024	in the period ended	period ended February 29, 2024
		February 29, 2024	and for the period June 28, 2021
(commencement of operations)
through February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2024

Pzena Funds
Expense Example
February 29, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (September 1, 2023 to February 29, 2024).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 29, 2024 (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(1)	During Period	Total Return
Investor Class	9/1/23	2/29/24	9/1/23 – 2/29/24	9/1/23 – 2/29/24	9/1/23 – 2/29/24
Actual
Mid Cap Value Fund	$1,000.00	$1,115.70	$6.52	1.24%	11.57%
Emerging Markets Value Fund	1,000.00	1,033.30	7.18	1.42%	3.33%
Small Cap Value Fund	1,000.00	1,119.90	6.90	1.31%	11.99%
International Small Cap Value Fund	1,000.00	1,047.20	7.48	1.47%	4.72%
International Value Fund	1,000.00	998.30	4.92	0.99%	-0.17%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.70	$6.22	1.24%	2.49%
Emerging Markets Value Fund	1,000.00	1,017.80	7.12	1.42%	2.49%
Small Cap Value Fund	1,000.00	1,018.35	6.57	1.31%	2.49%
International Small Cap Value Fund	1,000.00	1,017.55	7.37	1.47%	2.49%
International Value Fund	1,000.00	1,019.94	4.97	0.99%	2.49%

(1)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(2)	During Period	Total Return
Institutional Class	9/1/23	2/29/24	9/1/23 – 2/29/24	9/1/23 – 2/29/24	9/1/23 – 2/29/24
Actual
Mid Cap Value Fund	$1,000.00	$1,117.70	$4.74	0.90%	11.77%
Emerging Markets Value Fund	1,000.00	1,035.60	5.47	1.08%	3.56%
Small Cap Value Fund	1,000.00	1,121.00	5.27	1.00%	12.10%
International Small Cap Value Fund	1,000.00	1,048.30	5.96	1.17%	4.83%
International Value Fund	1,000.00	950.00	3.59	0.74%	-5.00%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.39	$4.52	0.90%	2.49%
Emerging Markets Value Fund	1,000.00	1,019.49	5.42	1.08%	2.49%
Small Cap Value Fund	1,000.00	1,019.89	5.02	1.00%	2.49%
International Small Cap Value Fund	1,000.00	1,019.05	5.87	1.17%	2.49%
International Value Fund	1,000.00	1,021.18	3.72	0.74%	2.49%

(2)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex	Held During
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Served*	During Past Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

David G. Mertens	Board Chair	Indefinite	Partner and Head of Business	5	Trustee, Advisors Series
YOB: 1960		term;	Development, QSV Equity		Trust (for series not
615 E. Michigan Street		since	Investors, LLC, (formerly known		affiliated with the
Milwaukee, WI 53202		October	as Ballast Equity Management,		Funds).
		2023.	LLC) (a privately-held investment
advisory firm) (February 2019 to
	Trustee	Indefinite	present); Managing Director and
		term;	Vice President, Jensen Investment
		since	Management, Inc. (a privately-
		March 2017.	held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	5	Trustee, Advisors Series
YOB: 1947		term;	President, CEO, U.S. Bancorp		Trust (for series not
615 E. Michigan Street		since	Fund Services, LLC, and		affiliated with the
Milwaukee, WI 53202		September	its predecessors,		Funds).
		2008.	(May 1991 to July 2017).

Michele Rackey	Trustee	Indefinite	Chief Executive Officer,	5	Trustee, Advisors Series
YOB: 1959		term;	Government Employees Benefit		Trust (for series not
615 E. Michigan Street		since	Association (GEBA) (benefits		affiliated with the
Milwaukee, WI 53202		January	and wealth management		Funds).
		2023.	organization) (2004 to 2020);
Board Member, Association
Business Services Inc. (ABSI)
(for-profit subsidiary of the
American Society of Association
Executives) (2019 to 2020).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bank Global
YOB: 1969	Chief	term;	Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global Fund
YOB: 1971	President,	term;	Services (June 2005 to present).
615 E. Michigan Street	Treasurer	since
Milwaukee, WI 53202	and	January
	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global Fund
YOB: 1961	Treasurer	term;	Services (October 1998 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		January
2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bank Global
YOB: 1982	Treasurer	term;	Fund Services (July 2010 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		December
2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services (May 2023 to present);
YOB: 1970	President,	term;	Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022);
2020 E. Financial Way,	Chief	since	Director, Corporate Compliance, Pacific Life Insurance Company
Suite 100	Compliance	July	(2018 to 2019).
Glendora, CA 91741	Officer and	2023.
AML Officer

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Lillian A. Kabakali	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services (April 2023 to present);
YOB: 1980	President	term;	Vice President, Compliance, Guggenheim Partners Investment Management
2020 E. Financial Way,	and	since	Holdings, LLC (April 2019 to April 2023); Senior Associate, Compliance,
Suite 100	Secretary	March	Guggenheim Partners Investment Management Holdings, LLC
Glendora, CA 91741		2024.	(January 2018 to April 2019).

Elaine E. Richards	Assistant	Indefinite	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
YOB: 1968	Secretary	term;
2020 E. Financial Way,		since
Suite 100		March
Glendora, CA 91741		2024.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2024, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

Pzena Mid Cap Value Fund
Pzena Emerging Markets Value Fund
Pzena Small Cap Value Fund
Pzena International Small Cap Value Fund
Pzena International Value Fund

At meetings held on October 18, 2023 and December 14-15, 2023, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (“International Small Cap Value Fund”) and Pzena International Value Fund (“International Value Fund”) (each, a “Fund,” and together, the “Funds”). At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board also noted that the Adviser was working towards implementation of newly adopted Securities and Exchange Commission rules applicable to the Fund, including the new tailored shareholder reports. The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2023 on both an absolute basis and a relative basis in comparison to their peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Adviser’s similarly managed accounts, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Mid Cap Value Fund: The Board noted that the Fund outperformed the Morningstar peer group and Cohort average for the one-, three- and five-year periods ended June 30, 2023. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one-, three- and five-year periods ended June 30, 2023.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed composite for the one- and five-year periods and performed in line with the composite for the three-year period ended June 30, 2023.

Emerging Markets Value Fund: The Board noted that the Fund outperformed the Morningstar peer group and Cohort average for the one-, three- and five-year periods ended June 30, 2023. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it had outperformed both its primary and secondary benchmark over the one-, three- and five-year periods, all periods ended June 30, 2023.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed account composite for the one- and three-year periods and underperformed for the five-year period ended June 30, 2023.

Small Cap Value Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one- and three-year periods and underperformed both for the five-year period, all periods ended June 30, 2023. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index for the one-, three- and five-year periods ended June 30, 2023.

The Adviser represented that it does not manage any other accounts with a similar strategy to that of the Small Cap Value Fund.

International Small Cap Value Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one- and three-year periods ended June 30, 2023. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it outperformed both its primary and secondary benchmark over the one- and three-year periods ended June 30, 2023.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed account composite for the one-year period and underperformed for the three-year period ended June 30, 2023.

International Value Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one-year period ended June 30, 2023. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it outperformed both its primary benchmark and secondary benchmark for the one-year period ended June 30, 2023.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed account composite for the one-year period ended June 30, 2023.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Value Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above the Cohort median and average. The Board noted that the net expense ratio was below the Morningstar peer group average. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Emerging Markets Value Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.08%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the contractual advisory fee was above the Cohort median and average. The Board noted that the Fund’s net

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

expense ratio was below the Cohort median and average. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Small Cap Value Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the contractual advisory fee was above the Cohort median and average. The Board noted that the net expense ratio was above the Cohort median and below the Cohort average. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average. The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Value Fund.

International Small Cap Value Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.17%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were each above the Cohort median and average. The Board also noted that the Fund’s net expense ratio was above the Morningstar peer group average. The Board took into consideration that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June 30, 2023. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

International Value Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.74%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee was at the median and below the average of the Cohort, and the Fund’s net expense ratio was below the Cohort median and average. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average. The Board found that the management fees charged to the Fund were higher than the fees charged to the Adviser’s similarly managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares. The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 29, 2024 (Unaudited)

Federal Tax Distribution Information

For the year ended February 29, 2024, the Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, International Small Cap Value Fund, and International Value Fund designated $2,312,121, $59,979,575, $238,392, $420,663, and $1,389,668 as ordinary income, respectively, and $10,374,807, $20,393,042, $0, $670,482, and $0 as long-term capital gains, respectively, for purposes of the dividends paid deduction.

Certain dividend paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. For the fiscal year ended February 29, 2024, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	98.71%
Emerging Markets Value Fund	26.86%
Small Cap Value Fund	89.76%
International Small Cap Value Fund	79.83%
International Value Fund	100.00%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2024, was as follows:

Mid Cap Value Fund	86.97%
Emerging Markets Value Fund	0.89%
Small Cap Value Fund	89.02%
International Small Cap Value Fund	0.00%
International Value Fund	0.00%

For the year ended February 29, 2024, the following Funds designated the following amounts as foreign taxes paid pursuant to section 853 of the Internal Revenue Service Code:

	Creditable	Shares
	Foreign Tax	Outstanding at	Per Share
	Credit Paid	2/29/2024	Amount
Emerging Markets Value Fund	$5,194,997	133,832,748	$0.038817
International Small Cap Value Fund	68,341	2,378,737	0.028730
International Value Fund	217,109	7,754,838	0.027997

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Pzena Funds
Statement Regarding Liquidity Risk Management Program (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. The report noted that each the Pzena Mid Cap Value Fund and the Pzena Small Cap Value Fund made use of its line of credit during the reporting period and that such line was fully repaid in a timely manner. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2024	FYE 2/28/2023
(a) Audit Fees	$94,500	$94,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$18,000	18,000
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2024	FYE 2/28/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/29/2024	FYE 2/28/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date    5/8/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date    5/8/24

By (Signature and Title)      /s/Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date    5/8/24